UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2005

SEMITOOL, INC.
(Exact name of registrant as specified in its charter)

Montana	0-25424	81-0384392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 West Reserve Drive Kalispell, Montana	59901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 752-2107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of PrincipalOfficers.

On April 8, 2005, Semitool, Inc. (the “Company”) promoted Larry Murphy to President, Chief Operating Officer from the previous position of Executive Vice President, Chief Operating Officer. The Company also issued a press release announcing the promotion on April 11, 2005, a copy of which is attached hereto as exhibit 99.1.

Mr. Murphy, age 45, joined the Company as Executive Vice President, Chief Operating Officer on May 24, 2004. Prior to joining Semitool, Mr. Murphy spent fifteen years with Tosoh SMD, Inc., a U.S. subsidiary of Tosoh Corporation of Japan. At Tosoh SMD, Inc., a materials supplier to the semiconductor industry, he held several positions of increasing responsibility, including President and Chief Executive Officer.

As reported in the Company’s Proxy Statement on Schedule 14A, dated January 21, 2005, Mr. Murphy purchased a condominium from the Company in December 2004 for $250,000 in cash. The condominium had previously been used to provide short-term housing to employees who were not located in the Kalispell area. The terms were negotiated with Mr. Murphy based on the estimated current market value of the condominium.

Pursuant to an offer letter of employment dated April 20, 2004, Mr. Murphy joined Semitool, Inc. with an annual salary of $300,000. He also received a moving and housing allowance of $100,000. Pursuant to the offer letter, the Compensation Committee of the Board of Directors granted Mr. Murphy options for 100,000 shares of the Common Stock of the Company at a price equal to the closing price of the Common Stock on the date of issuance of the options. Upon any discontinuation of employment, Mr. Murphy is entitled to receive a termination package equal to his preceding six months gross salary (excluding bonuses and other compensation), unless such termination is a result of misconduct. A copy of his letter of employment was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q dated June 30, 2004.

Item 9.01   Financial Statements and Exhibits.

     (c)  Exhibits:

           Exhibit No.     Description

           Exhibit 99.1    Press Release issued by Semitool, Inc. dated April 11, 2005.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 5.02 of the Current Report on Form 8-k and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 12, 2005	SEMITOOL, INC. (Registrant) By: /s/Larry A. Viano —————————————— Larry A. Viano Chief Financial Officer